UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
December 15, 2008
Date of report (Date of earliest event reported)
HUBBELL INCORPORATED
(exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)
584 Derby Milford Road, Orange, Connecticut 06477-0589
(Address of Principal Executive Offices) (Zip Code)
(203) 799-4100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 3.03. Material Modification to Rights of Security Holders
ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1: AMENDED AND RESTATED RIGHTS AGREEMENT
EX-99.1: PRESS RELEASE

ITEM 1.01. Entry into a Material Definitive Agreement.
     The information set forth under “Item 3.03 Material Modification to Rights of Securities Holders” is incorporated herein by reference.
ITEM 3.03. Material Modification to Rights of Security Holders.
     On December 2, 2008, the Board of Directors (the “Board”) of Hubbell Incorporated (the “Company”), two directors dissenting, determined to extend the expiration date of the Company’s Rights Agreement dated as of December 9, 1998, as amended (the “Original Agreement”), originally set at December 31, 2008, to December 31, 2018. The Company has accordingly entered into an Amended and Restated Rights Agreement, dated as of December 17, 2008, between the Company and Mellon Investor Services LLC, as Rights Agent (the “Amended and Restated Rights Agreement”).
     In connection with this extension, certain technical amendments were made to the Original Agreement to conform to current practice, including (1) an amendment to the Notices provision in Section 26 to provide that prior to the Distribution Date (as defined in the Amended and Restated Rights Agreement) a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to holders of securities of the Company, including the Rights, for purposes of the agreement and (2) an amendment to the definition of “beneficial ownership” in the Original Agreement and a new definition of “right to acquire” to clarify that
•	the “right to acquire” securities includes rights to acquire securities indirectly or directly and even if such right is exercisable only after compliance with regulatory requirements, fulfillment of a condition or otherwise;

•	a person will be deemed the beneficial owner of securities it has a right to acquire, regardless of whether the agreement, arrangement or understanding providing the right to acquire is in writing or oral; and

•	a person will be deemed the beneficial owner of securities it has a right to acquire pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.
     No other substantive amendments were made. The purchase price of each Class A Right and each Class B Right issued under the Amended and Restated Rights Agreement remains at $175. Once exercisable, each Class A Right entitles the holder to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock (“Series A Preferred Stock”) for $175, and each Class B Right entitles the holder to purchase one one-thousandth of a share of Series B Junior Participating Preferred Stock (“Series B Preferred Stock”) for $175. The Purchase Price payable, and the number of one one-thousandths of a share of Series A Preferred Stock or Series B Preferred Stock, or other securities or property issuable, upon exercise of the Rights remain subject to adjustment from time to time in connection with certain events to prevent dilution.
     The Amended and Restated Rights Agreement also retains the trigger threshold of 20 percent or more of the Class A common stock for both “flip-in” and “flip-over” events and the “permitted tender offer” exception, which provides that a person will not trigger the Amended and Restated Rights Agreement by making or consummating a fully financed, all-cash tender offer for all outstanding shares of both Class A common stock and Class B common stock at the same price per share for each class that is accepted, or is conditioned upon the acceptance, by holders of at least two-thirds of each of the Class A common stock and Class B common stock (other than those shares held by the person making the tender offer). Thus, under the Amended and Restated Rights Agreement, if any person or group (other than an exempt person) acquires beneficial ownership of 20 percent or more of the Class A common stock, other than pursuant to a “permitted tender offer” (an “Acquiring Person”), each holder of a Class A Right or Class B Right (other than the Acquiring Person and its affiliates and associates) will have the right to receive, upon payment of the exercise price, that number of shares of Hubbell Incorporated’s Class A or Class B common stock, respectively, having a market value at the time of the transaction equal to two times the exercise price. The Amended and Restated Rights Agreement also provides that, at any time after a person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50 percent or more of the outstanding Class A common stock or 50 percent of all shares of common stock, the Board may exchange the Rights (other than the Rights held by the Acquiring Person and its affiliates and associates, which will have become void), at an exchange ratio of one share of Class A or Class B common stock, or one one-thousandth of a share of Series A Preferred Stock or Series B Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), respectively, per Class A or Class B Right.
     The preceding summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 15, 2008, Thomas P. Smith, Group Vice President of Hubbell Incorporated in charge of the Company’s power segment resigned effective at the close of business on December 16, 2008.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Rights Agreement, dated as of December 17, 2008, between the Company and Mellon Investor Services LLC, as Rights Agent.

99.1	Press Release, Hubbell Directors Extend Rights Plan, dated December 17, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED
By:	/s/ David G. Nord
	Name:	David G. Nord
	Title:	Senior Vice President and Chief Financial Officer
Dated: December 17, 2008

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amended and Restated Rights Agreement, dated as of December 17, 2008, between the Company and Mellon Investor Services LLC, as Rights Agent.

99.1	Press Release, Hubbell Directors Extend Rights Plan, dated December 17, 2008.

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